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                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549


                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 1996



                            Avondale Incorporated
                 -------------------------------------------
            (Exact name of registrant as specified in its charter)


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


        Georgia                                                 58-0477150
------------------------    -----------------------       ------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer Identification No.)


         506 South Broad Street                                    30655
            Monroe, Georgia                                      ---------
---------------------------------------                         (Zip Code)
(Address of principal exeutive offices)


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      Registrant's telephone number, including area code: (770) 267-2226


              _________________________________________________

         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     Avondale Incorporated (the "Company"), or its executive officers and directors on behalf of the Company, may from time to time make "forward looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 (collectively, the "Acts"). The Company is filing this Current Report on Form 8-K to avail itself of the safe harbor provided in the Acts with respect to any such (i) forward looking statements that may be contained in the Company's reports and other documents filed with the Securities and Exchange Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934 and (ii) oral forward looking statements made by the Company's executive officers and directors on behalf of the Company to the press, potential investors, securities analysts and others. Such forward looking statements could involve, among other things, statements regarding the Company's intent, belief or expectation with respect to (i) the Company's results of operations and financial condition, (ii) the consummation of acquisitions and financing transactions and the effect thereof on the Company's business, and (iii) the Company's plans and objectives for future operations and expansion. Any such forward looking statements would be subject to risks and uncertainties that could cause actual results of operations, financial condition, acquisitions, financing transactions, operations, expansion and other events to differ materially from those expressed or implied in such forward looking statements. Any such forward looking statements would be subject to a number of assumptions regarding, among other things, future economic, competitive and market conditions generally. Such assumptions would be based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company's control. Further, the Company's business is subject to a number of risks that would affect any such forward looking statements such risks include, among others, the following:

          CYCLICAL AND COMPETITIVE NATURE OF TEXTILE INDUSTRY. The demand for textile products tends to fluctuate with the general business cycle of the U.S. economy. In addition, the popularity, supply and demand for particular textile products may change significantly from year to year based on prevailing fashion trends and other factors. These factors have contributed to fluctuations in the sales and profitability of certain textile products and in the Company's results of operations. A decline in the demand for textile products, an increase in the supply of textile products due to expansion of capacity within the textile industry, changes in fashion trends or deteriorating economic conditions could have a material adverse effect on the Company's results of operations and financial condition.

          Reflecting the cyclical nature of the textile industry, many textile producers tend to increase capacity during years in which sales are strong. Such increases in capacity tend to accelerate a general economic downturn in the Company's textile markets. In North America, new production capacity could negatively impact the Company's results in its denim and other fabrics and yarn businesses. Further, future capacity increases in the yarn and denim and other fabric industries could influence future pricing depending upon market conditions.

          The textile industry is highly competitive, and no single company is dominant. The Company's competitors include large, vertically integrated textile companies and numerous smaller companies. Increases in domestic capacity and imports of foreign-made textile and apparel products are a significant source of competition for many domestic textile manufacturers. Competition in the form of imported textile and apparel products, pricing strategies of domestic competitors and the proliferation of newly styled fabrics competing for fashion acceptance have been factors affecting the Company's business environment. The primary competitive factors in the textile industry are price, product styling and differentiation, quality, manufacturing flexibility, delivery time and customer service. The importance of these factors is determined by the needs of particular customers and the characteristics of particular products. The failure of the Company to compete effectively with respect to any of these key factors or to keep pace with rapidly changing markets could have a material adverse effect on the Company's business.

          RAW MATERIALS. The primary raw material used in the Company's manufacturing processes is cotton, and the cost of cotton is one of the most significant factors affecting the Company's cost of sales. Until 1991, domestic cotton prices generally exceeded world prices, which created a competitive disadvantage for the Company and other domestic textile manufacturers. The U.S. government has taken legislative action to improve this price imbalance, but there can be no assurance that this will continue to be the case. To the extent that U.S. cotton prices exceed world cotton prices, the Company's competitiveness may be materially,

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     adversely affected.  Cotton prices are also affected by general economic conditions as well as the demand for U.S. cotton in world markets and may increase or decrease depending on other market variables at the time. Prevailing cotton prices significantly impact the Company's results of operations, and price increases could have a material adverse effect on the Company's results of operations and financial condition. In connection with its purchase of cotton, the Company substantially covers open order requirements through direct purchases and hedging transactions. Although the Company believes it acts prudently in hedging its cotton requirements, there can be no assurance that such transactions will not result in higher costs to the Company or will protect the Company from fluctuations in cotton prices. Further, since cotton is an agricultural product, its supply and quality are subject to forces of nature. Although the Company has always obtained sufficient supplies of cotton, any material shortage or interruption in the supply, or variations in the quality of cotton by reason of weather, disease or other factors could have a material adverse effect on the Company's results of operations and financial condition.

          SUBSTANTIAL LEVERAGE; ABILITY TO SERVICE DEBT.    The Company has
     substantial indebtedness outstanding and, as a consequence, has significant debt service requirements. The degree to which the Company is leveraged has important consequences including the following: (i) the ability of the Company to obtain additional financing in the future, whether for working capital, capital expenditures, acquisitions or other purposes, may be impaired; (ii) a substantial portion of the Company's cash flow from operations will be required to be dedicated to the payment of principal and interest on its indebtedness, thereby reducing funds available to the Company for other purposes; (iii) the Company's flexibility in planning for or reacting to changes in market conditions may be limited; and (iv) the Company may be more vulnerable in the event of a downturn in its business.

          The ability of the Company to meet its debt service obligations will depend on the future operating performance and financial results of the Company, which will be subject in part to factors beyond the control of the Company. Although management believes that the Company's cash flow will be adequate to meet its interest and principal payments, there can be no assurance that the Company will continue to generate earnings in the future sufficient to cover its fixed charges. If the Company is unable to generate earnings in the future sufficient to cover its fixed charges and is unable to borrow sufficient funds under either its credit facilities or from other sources, it may be required to refinance all or a portion of its existing debt or to sell all or a portion of its assets. There can be no assurance that a refinancing would be possible, nor can there be any assurance as to the timing of any asset sales or the proceeds which the Company could realize therefrom. In addition, the Company is subject to certain contractual restrictions that limit the Company's ability to sell assets and the use of the proceeds therefrom.

          If for any reason, including a shortfall in anticipated operating results or proceeds from asset sales, the Company were unable to meet its debt service obligations, it would be in default under the terms of its indebtedness. In the event of such a default, the holders of such indebtedness could elect to declare all of such indebtedness immediately due and payable, including accrued and unpaid interest, and to terminate their commitments (if any) with respect to funding obligations under such indebtedness. In addition, such holders could proceed against their collateral (if any) which, in the case of certain indebtedness, consists of substantially all of the assets of the Company. Any default with respect to any of the Company's indebtedness could result in a default under other indebtedness or result in a bankruptcy of the Company. Such defaults or any bankruptcy of the Company could result in a default under the Indenture and could delay or preclude payment of principal of, or interest on, the Notes.

          INTEGRATION OF THE GRANITEVILLE ACQUISITION. The Company acquired substantially all of the assets and certain of the liabilities of the textile business of Graniteville Company ("Graniteville") in April 1996 (the "Graniteville Acquisition"). The Graniteville Acquisition was significantly larger than the Company's previous acquisitions and represents a substantial increase in the scope of the Company's business. Successful integration of Graniteville's operations will depend primarily on the Company's ability to manage Graniteville's manufacturing operations and eliminate redundancies and excess costs. There can be no assurance that the Company can successfully integrate Graniteville and any failure or any inability to do so may have a material adverse effect on the Company's results of operations and financial condition. In addition, the Company expects to realize certain cost savings and other business synergies as a result of the Graniteville Acquisition. Realization of such cost savings and other business synergies could be affected by a number of factors

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     beyond the Company's control, such as general economic conditions, increased operating costs, the response of competitors or customers and regulatory developments. There can be no assurance that the Company will achieve the expected cost savings and other business synergies.

          ACQUISITION RISKS. The Company may seek additional acquisition opportunities. There can be no assurance that the Company will be able successfully to identify suitable acquisition candidates, complete acquisitions, integrate acquired operations into its existing operations or expand into new markets. There can also be no assurance that future acquisitions will not have an adverse effect upon the Company's operating results, particularly in the fiscal quarters immediately following the completion of such acquisitions while the operations of the acquired business are being integrated into the Company's operations. Once integrated, acquired operations may not achieve levels of revenues, profitability or productivity comparable with those achieved by the Company's existing operations, or otherwise perform as expected.

          GOVERNMENT POLICY; IMPORT REGULATIONS. The domestic textile market is subject to various U.S. governmental policies affecting raw material costs and product supply. In addition, the policies of foreign governments may, directly or indirectly, affect the domestic market. Because U.S. textile companies are generally prohibited from importing cotton, the Company must purchase its cotton in the domestic market.
     Prior to 1991, from time to time, price imbalances between world and domestic cotton prices existed. A series of U.S. legislative initiatives has resulted in the reduction of the Company's effective cotton costs to
     near world levels.   Because the availability and cost of cotton are
     affected by U.S. agricultural policies, the Company may experience increased cotton costs that cannot be entirely passed on to its customers.

          The extent of import protection afforded by the U.S. government to domestic textile producers has been, and is likely to remain, subject to considerable domestic political deliberation. In view of the labor cost advantages and the number of foreign producers of textile products that compete with certain of the Company's products, substantial elimination of import protection for domestic textile manufacturers could have a material adverse effect on the Company's business. In January 1995, a new multilateral trade organization, the World Trade Organization ("WTO"), was formed by the members of the General Agreement on Tariffs and Trade ("GATT") to replace GATT. This new body has set forth the mechanisms by which world trade in textiles and clothing will be progressively liberalized with the elimination of quotas and the reduction of duties. The implementation began in January 1995 with the phasing-out of quotas and the reduction of duties to take place over a 10-year period. The selection of products at each phase is made by each importing country and must be drawn from each of the four main textile groups: yarns, fabrics, made-up textiles and apparel. As it implements the WTO mechanisms, the U.S. government is negotiating bilateral trade agreements with developing countries (which are generally exporters of textile products) that are members of the WTO to get them to reduce their tariffs on imports of textiles and apparel. The elimination of quotas and the reduction of tariffs under the WTO will result in increased imports of certain textile products and apparel into North America. These factors could make the Company's products less competitive against low cost imports from third world countries.

          The North American Free Trade Agreement ("NAFTA") among Canada, Mexico and the United States, which became effective on January 1, 1994, has created the world's largest free-trade zone. The agreement contains safeguards that were sought by the U.S. textile industry, including a rule of origin requirement that products be processed in one of the three countries in order to benefit from NAFTA. NAFTA will phase out all trade restrictions and tariffs on textiles and apparel among the three countries. Although management believes that the Company may benefit from NAFTA, there can be no assurance that the removal of these barriers to trade will not have a material adverse effect on the Company's results of operations and financial condition.

          RELIANCE ON SIGNIFICANT CUSTOMERS. V.F. Corporation has historically been a significant customer of the Company. The loss of V.F. Corporation as a customer, or a significant reduction in its purchases from the Company (substantially all of which are finished fabrics), could have a material adverse effect on the Company's business.


          ENVIRONMENTAL AND OTHER GOVERNMENTAL REGULATION.   The Company is
     subject to various federal, state and local environmental laws and regulations limiting the discharge, storage, handling and disposal of a variety of substances and wastes used in or resulting from its operations and potential remediation obligations thereunder. Certain of the Company's facilities (which were acquired in connection with an acquisition in April

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     1996) have been cited or are being investigated with respect to alleged violations of these laws and regulations. The Company's operations also are governed by laws and regulations relating to workplace safety and worker health which, among other things, establish cotton dust, formaldehyde, asbestos and noise standards, and regulate the use of hazardous chemicals in the workplace. Although the Company does not expect that compliance with the foregoing environmental or health and safety laws and regulations will adversely affect the Company's operations, the Company cannot predict what environmental or health and safety legislation or regulations will be enacted in the future or how existing or future laws or regulations will be administered or interpreted, nor can it predict the amount of future expenditures which may be required in order to comply with any environmental or health and safety laws or regulations.

     In light of the significant uncertainties inherent in any forward looking statements, undue reliance should not be placed on any such statements.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 18, 1996                  AVONDALE INCORPORATED



                                        By:/s/ Jack R. Altherr, Jr.
                                           -------------------------
                                           Jack R. Altherr, Jr.
                                           Vice Chairman and
                                           Chief Financial Officer





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